                                                                    EXHIBIT 4.02

                            CONCUR TECHNOLOGIES, INC.


                     THIRD AMENDED AND RESTATED INFORMATION
                        AND REGISTRATION RIGHTS AGREEMENT

                                TABLE OF CONTENTS


                                                                                          PAGE
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
1.      Certain Definitions ...........................................................    1

2.      Financial Statements and Reports to Shareholders ..............................    2

3.      Additional Information ........................................................    2

4.      Inspection ....................................................................    2

5.      Right of First Refusal ........................................................    2

6.      Termination of Covenants ......................................................    2

7.      Demand Registration ...........................................................    3

        7.1  Request for Registration on Form Other Than Form S-3 .....................    3
        7.2  Right of Deferral of Registration on Form Other Than S-3 .................    3
        7.3  Request for Registration on Form S-3 .....................................    3
        7.4  Registration of Other Securities in Demand Registration ..................    4
        7.5  Underwriting in Demand Registration ......................................    4
               7.5.1  Notice of Underwriting ..........................................    4
               7.5.2  Inclusion of Other Holders in Demand Registration ...............    5
               7.5.3  Selection of Underwriter in Demand Registration .................    5
               7.5.4  Marketing Limitation in Demand Registration .....................    5
               7.5.5  Right of Withdrawal in Demand Registration ......................    6
        7.6  Blue Sky in Demand Registration ..........................................    6

8.      Piggyback Registration ........................................................    6

        8.1    Notice of Piggyback Registration and Inclusion of Registrable
                  Securities ..........................................................    6
        8.2    Underwriting in Piggyback Registration .................................    6
               8.2.1  Notice of Underwriting in Piggyback Registration ................    6
               8.2.2  Marketing Limitation in Piggyback Registration ..................    7
               8.2.3  Allocation of Shares in Piggyback Registration ..................    7
               8.2.4  Withdrawal in Piggyback Registration ............................    7
        8.3 Blue Sky in Piggyback Registration ........................................    8

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                          PAGE
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
9.      Expenses of Registration ......................................................    8

10.     Termination of Registration Rights ............................................    8

11.     Registration Procedures and Obligations .......................................    9

12.     Information Furnished by Holder ...............................................   10

13.     Indemnification ...............................................................   10

        13.1   Company's Indemnification of Holders ...................................   10
        13.2   Holder's Indemnification of Company ....................................   10
        13.3   Indemnification Procedure ..............................................   11
        13.4   Contribution ...........................................................   12

14.     Limitations on Registration Rights Granted to Other Securities ................   12

15.     Transfer of Rights ............................................................   12

16.     Market Stand-off ..............................................................   13

17.     Conversion of Preferred Stock .................................................   13

18.     Reports Under Securities Exchange Act of 1934 .................................   13

19.     Miscellaneous .................................................................   14

        19.1   Entire Agreement; Successors and Assigns ...............................   14
        19.2   Governing Law ..........................................................   14
        19.3   Counterparts ...........................................................   14
        19.4   Headings ...............................................................   14
        19.5   Notices ................................................................   14
        19.6   Amendment of Agreement .................................................   15
        19.7   Severability ...........................................................   15

                     THIRD AMENDED AND RESTATED INFORMATION
                        AND REGISTRATION RIGHTS AGREEMENT


        This THIRD AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of May __, 1999, by and among Concur Technologies, Inc., a Delaware corporation (the "Company"), and the persons listed on the attached Schedule A who become signatories to this Agreement and the persons listed on the attached Schedule B (collectively, the "Investors").

                                 R E C I T A L S

        A. The Company and the Investors have entered into agreements for sale by the Company and purchase by the Investors of the Company's securities.

        B. In connection with the purchase and sale of the Company's securities, the Company and the Investors desire to provide for the rights of the Investors with respect to information about the Company and registration of the Company's common stock ("Common Stock") issued upon conversion or exercise of the securities according to the terms of this Agreement. In addition, the Investors who were parties to the Second amended and Restated Information and Registration Rights Agreement made as of May 29, 1998 (the "Previous Agreement") desire to amend and restate the Previous Agreement as set forth below and consent to the addition, as parties to this Agreement, of the Investors listed on Schedule A who acquire shares of the Company's Common Stock pursuant to the Company's acquisition by merger of Seeker Software, Inc. (the "Seeker Acquisition").

               THE PARTIES AGREE AS FOLLOWS:

        1. Certain Definitions.

               As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (b) "Convertible Securities" shall mean securities of the Company convertible into or exchangeable for Common Stock of the Company or into other securities that are convertible into or exchangeable for Common Stock.

               (c) "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

               (d) "Holder" shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of Registration rights as permitted by Section 15.

               (e) "Initiating Holders" shall mean Holders who in the aggregate hold at least twenty-five percent (25%) of the Registrable Securities.

               (f) "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects, or financial condition of the Company or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties, prospects, or financial condition of the Company.

               (g) The terms "Register", "Registered", and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

               (h) "Registrable Securities" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Investors, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 14 of this Agreement.

               (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 7 or 8 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for Holders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

        2. Financial Statements and Reports to Shareholders.[Terminated]

        3. Additional Information.[Terminated]

        4. Inspection.[Terminated]

        5. Right of First Refusal.[Terminated]

        6. Termination of Covenants.

               The covenants of the Company that had been set forth in Sections 2, 3, 4 and 5 of the Previous Agreement were terminated and became of no further force or effect upon the closing of the first public offering of the Common Stock of the Company that was effected pursuant to a Registration Statement filed with, and declared effective by, the Commission under the Securities Act.

        7. Demand Registration.

               7.1 Request for Registration on Form Other Than Form S-3.

                      Subject to the terms of this Agreement, in the event that the Company shall receive from the Initiating Holders at any time after October 31, 1999, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a Form other than Form S-3 for an offering of at least 25% of the then outstanding Registrable Securities (or any lesser percent if the reasonably anticipated aggregate offering price to the public would exceed $10,000,000), the Company (i) shall promptly give written notice of the proposed Registration to all other Holders and (ii) shall, as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 7.1 (i) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing, and ending on the date sixty (60) days immediately following the effective date of an underwritten public offering pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) provided that the Company is employing all reasonable efforts in good faith to cause such Registration to become effective or (ii) after the Company has effected three such Registrations pursuant to this
Section 7.1 and such Registrations have been declared effective.

               7.2 Right of Deferral of Registration on Form Other Than Form
S-3.

                      If the Company shall furnish to all such Holders who joined in the request a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any Registration to be effected as requested under Section 7.1, the Company shall have the right, exercisable not more than once in any twelve-month period, to defer the filing of a Registration Statement with respect to such offering for a period of not more than 90 days from delivery of the request of the Initiating Holders.

               7.3 Request for Registration on Form S-3.

                      (a) If a Holder or Holders of the outstanding Registrable Securities request that the Company file a Registration Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would not be less than $2,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to cause such Registrable Securities to be Registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to this Section 7.3 in any twelve
(12) month period. The substantive provisions of Section 7.5 shall be applicable to each registration initiated under this Section 7.3.

                      (b) Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 7.3:

                           (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) if the Company, within ten (10) days of the
receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (iii) within six months immediately following the
effective date of any registration statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

                           (iv) if the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder provided that the Company shall not exercise the right contained in this paragraph (iv) more than once in any twelve (12) month period.

               7.4 Registration of Other Securities in Demand Registration.

                      Any Registration Statement filed pursuant to the request of the Initiating Holders under this Section 7 may, subject to the provisions of
Section 7.5, include securities of the Company in addition to Registrable Securities.

               7.5 Underwriting in Demand Registration.

                      7.5.1 Notice of Underwriting.

                           If the Initiating Holders intend to distribute the
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 7, and the Company shall include such information in the written notice referred to in Section 7.1 or
7.3. The right of any Holder to Registration pursuant to Section 7 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

                      7.5.2 Inclusion of Other Holders in Demand Registration.

                           If the Company, officers or directors of the Company
holding Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, may, in their sole discretion, on behalf of all Holders, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this
Section 7. In the event, however, that the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 8 hereof rather than
Section 7, and it shall not count as a Registration for purposes of Section 7.1 hereof.

                      7.5.3 Selection of Underwriter in Demand Registration.

                           The Company shall (together with all Holders
proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's
Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.

                      7.5.4 Marketing Limitation in Demand Registration.

                           In the event the Underwriter's Representative advises
the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) next the securities other than Registrable Securities, and (iii) last the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 7.5.4 shall be included in such Registration Statement.


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
                      7.5.5 Right of Withdrawal in Demand Registration.

                           If any Holder of Registrable Securities, or a holder
of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

               7.6 Blue Sky in Demand Registration.

                      In the event of any Registration pursuant to Section 7, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

        8. Piggyback Registration.

               8.1 Notice of Piggyback Registration and Inclusion of Registrable Securities.

                      Subject to the terms of this Agreement, in the event the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than the shelf registration required pursuant to the terms of the Agreement and Plan of Reorganization providing for the Seeker Acquisition) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 days after delivery of such written notice from the Company.

               8.2 Underwriting in Piggyback Registration.

                      8.2.1 Notice of Underwriting in Piggyback Registration.

                           If the Registration of which the Company gives notice
is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section
8.1. In such event, the right of any

Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 8. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 8.

                      8.2.2 Marketing Limitation in Piggyback Registration.

                           In the event the Underwriter's Representative advises
the Holders seeking registration of Registrable Securities pursuant to Section 8 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 8.2.3) may:

                           (a) in the case of the Company's initial Registered
public offering, limit the number of shares of Registrable Securities to be included in such registration and underwriting to not less than fifteen percent (15%) of the securities included in such Registration (based on aggregate market values); and

                           (b) in the case of any Registered public offering
subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than thirty percent (30%) of the securities included in such Registration (based on aggregate market values).

                      8.2.3 Allocation of Shares in Piggyback Registration.

                           In the event that the Underwriter's Representative
limits the number of shares to be included in a Registration pursuant to Section 8.2.2, the number of shares to be included in such Registration shall be allocated (subject to Section 8.2.2) in the following manner: The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such Registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all other Holders thereof, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such Holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this
Section 8.2.3 shall be included in the Registration Statement.

                      8.2.4 Withdrawal in Piggyback Registration.

                           If any Holder disapproves of the terms of any such
underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

               8.3 Blue Sky in Piggyback Registration.

                      In the event of any Registration of Registrable Securities pursuant to Section 8, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions (not exceeding 20 unless otherwise agreed to by the Company) as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

        9. Expenses of Registration.

               All Registration Expenses incurred in connection with three Registrations pursuant to Section 7 and unlimited Registrations pursuant to Sections 7.3 and 8, shall be borne by the Company. All Registration Expenses incurred in connection with any other registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 7; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business, or prospects of the Company not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 7. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

        10. Termination of Registration Rights.

               The rights to cause the Company to register securities granted under Sections 7 and 8 of this Agreement shall terminate, with respect to each Holder, on the earlier of (i) the date five years after the closing date of the Company's initial public offering and (ii) upon such

Holder holding less than 1% of the outstanding Registrable Securities (or, if less, one-half of the Registrable Securities acquired by such Holder from the Company).

        11. Registration Procedures and Obligations.

               Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to one hundred twenty (120) days.

               (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration.

               (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

        12. Information Furnished by Holder.

               It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

        13. Indemnification.

               13.1 Company's Indemnification of Holders.

                      To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 13.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.


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
               13.2 Holder's Indemnification of Company.

                      To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but in each case only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 13.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder's liability under this Section 13.2 shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration.

               13.3 Indemnification Procedure.

                      Promptly after receipt by an indemnified party under this
Section 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 13, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 13, but the omission to so notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 13.

               13.4 Contribution.

                      If the indemnification provided for in this Section 13 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        14. Limitations on Registration Rights Granted to Other Securities.

               From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any information or Registration rights, except that, with the consent of (i) the Holders of a majority of the aggregate of the Convertible Securities and Registrable Securities then outstanding and (ii) if such holders are to receive piggyback registration rights superior to or on a parity with the holders of Series E Preferred Stock, with the consent of the holders of a majority of the aggregate of the Series E Preferred Stock (and Registrable Securities issued upon conversion thereof) then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered an Investor for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Schedule A hereto.

        15. Transfer of Rights.

               The rights to information under Sections 2, 3, and 4 and the right to cause the Company to Register securities granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring at least 100,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that (i) the shares of Convertible Securities or Registrable Securities acquired by said transferee must constitute at least 20% of Holder's aggregate of Convertible Securities and Registrable Securities immediately prior to the transfer, (ii) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned,
(iii) such transferee or assignee must agree to be bound by the provisions of this Agreement, and (iv) the transferee or assignee of such be a person deemed by the Board of Directors of its best judgment, to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner.

        16. Market Stand-Off. [Terminated. No longer applicable.]

        17. Conversion of Preferred Stock.

               The Registration rights of the Holders of the shares set forth in this Agreement are conditioned upon the conversion of the shares with respect to which Registration is sought into Common Stock immediately prior to the closing of the offering of Common Stock effected pursuant to the Registration Statement.

        18. Reports Under Securities Exchange Act of 1934.

               With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first

Registration Statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

        19. Miscellaneous.

               19.1 Entire Agreement; Successors and Assigns.

                      This Agreement constitutes the entire contract between the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and any Investor concerning Registration rights, including the Previous Agreement, is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties. Investors who are parties to the Previous Agreement are waiving rights of first refusal; with respect to shares of Series E Preferred Stock that it is not acquiring, each investor who was a signatory to the Previous Agreement waives the right of first refusal with respect to the shares of Series E Preferred Stock it has elected not to purchase. In addition, the Investors agree to the grant of Registration rights with respect to the shares of Series E Preferred Stock or other securities issuable upon exercise of certain warrants issued to Comdisco, Inc., Imperial Bank, and the American Express Company, and the Common Stock issuable upon conversion thereof.

               19.2 Governing Law.

                      This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

               19.3 Counterparts.

                      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               19.4 Headings.

                      The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

               19.5 Notices.

                      Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on Schedule A or Schedule B, or at such other address as the Company or such Investor may designate by ten
(10) days' advance written notice to the Investors or the Company, respectively.

               19.6 Amendment of Agreement.

                      Any provision of this Agreement may be amended only by a written instrument signed by the Company and by persons holding at least sixty percent (60%) of the Registrable Securities as defined in Section 1 of this Agreement.

               19.7 Severability.

                      In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                         CONCUR TECHNOLOGIES, INC.



                                                 By:   /s/ S. Steven Singh
                                                     -------------------------
                                                     S. Steven Singh, President

                                                 Address: 6222 185th Avenue
                                                          Redmond, WA 98052


















                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                                -------------------------------
                                                S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052


INVESTORS:                                  RRE INVESTORS, L.P.
                                            By:
                                                --------------------------------
                                                RRE Investors II, LLC,
                                                    its General Partner



                                            By: /s/ Andrew L. Zalasin
                                                --------------------------------
                                                Name: Andrew L. Zalasin
                                                Title: Member General Partner

                                            RRE INVESTORS FUND, L.P.
                                            By: RRE Investors Fund GP, L.P.,
                                                    its General Partner
                                            By: RRE Investors Fund LDC,
                                                    its General Partner


                                            By: Andrew L. Zalasin

                                                --------------------------------
                                                Name: Andrew L. Zalasin
                                                Title: Member General Partner

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.




                                            By:   /s/ S. Steven Singh
                                                --------------------------------
                                                S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052


INVESTOR:                                   AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC.



                                            By:    /s/ Anne Busquet
                                                --------------------------------
                                                Name: Anne Busquet
                                                Title: President

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                 CONCUR TECHNOLOGIES, INC.




                                         By:   /s/ S. Steven Singh
                                             --------------------------------
                                             S. Steven Singh, President

                                         Address: 6222 185th Avenue
                                                  Redmond, WA 98052


INVESTORS:                               U.S.V.P. ENTREPRENEUR PARTNERS II, L.P.
                                         A Delaware Limited Partnership

                                         U.S. VENTURE PARTNERS IV, L.P.

                                         SECOND VENTURES II, L.P.

                                         By: Presidio Management Group IV, L.P.
                                             Their General Partner


                                         By: /s/ Michael P. Maher
                                             --------------------------------
                                         Title:
                                             --------------------------------


                                         Address: 2180 Sand Hill Road, Suite 300
                                                  Menlo Park, CA 94025

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                             CONCUR TECHNOLOGIES, INC.



                                     By:
                                         --------------------------------
                                         S. Steven Singh, President

INVESTOR:                            INSTITUTIONAL VENTURE
                                     PARTNERS VII, L.P.
                                     by its General Partner
                                     Institutional Venture Management VII, L.P.


                                     By: /s/ Norman A. Fogelsong
                                         --------------------------------
                                         Norman A. Fogelsong, A General Partner

                                     Address: 3000 Sand Hill Road
                                              Building Two, Suite 290
                                              Menlo Park, CA 94025

INVESTOR:                            IVP FOUNDERS FUND I, L.P.
                                     by its General Partner
                                     Institutional Venture Management VI, L.P.


                                     By: /s/ Norman A. Fogelsong
                                         --------------------------------
                                         Norman A. Fogelsong, A General Partner

                                     Address: 3000 Sand Hill Road
                                              Building Two, Suite 290
                                              Menlo Park, CA 94025

INVESTOR:                            INSTITUTIONAL VENTURE MANAGEMENT
                                     VII, L.P.

                                     By: /s/ Norman A. Fogelsong
                                         --------------------------------
                                         Norman A. Fogelsong, A General Partner

                                     Address: 3000 Sand Hill Road
                                              Building Two, Suite 290
                                              Menlo Park, CA 94025

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                             CONCUR TECHNOLOGIES, INC.




                                     By:
                                          --------------------------------
                                          S. Steven Singh, President

                                     Address: 6222 185th Avenue
                                              Redmond, WA 98052


INVESTOR:                            BRENTWOOD ASSOCIATES VI, L.P.

                                     By:  Brentwood VI Ventures, L.P.
                                          Its General Partner


                                     By:  /s/ Jeffrey Brody
                                          --------------------------------
                                          General Partner

                                          Address: 3000 Sand Hill Road
                                                   Building One, Suite 260
                                                   Menlo Park, CA 94025-7068

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                             CONCUR TECHNOLOGIES, INC.




                                     By:
                                          --------------------------------
                                          S. Steven Singh, President

                                          Address: 6222 185th Avenue
                                                   Redmond, WA 98052


INVESTORS:                           MAYFIELD ASSOCIATES FUND III
                                     A California Limited Partnership

                                     MAYFIELD VIII
                                     A California Limited Partnership

                                     By:  MAYFIELD VIII MANAGEMENT, L.L.C.
                                          A Delaware Limited Liability Company
                                          Their General Partner


                                     By:  /s/ Michael Levinthal
                                          --------------------------------
                                     Title: Managing Member

                                     Address: 2800 Sand Hill Road, Suite 250
                                              Menlo Park, CA 94025

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                             CONCUR TECHNOLOGIES, INC.




                                     By:   /s/ S. Steven Singh
                                         --------------------------------
                                         S. Steven Singh, President

                                         Address: 6222 185th Avenue
                                                  Redmond, WA 98052


INVESTOR:                            COMDISCO, INC.


                                     By:
                                         --------------------------------

                                     Title: James P. Labe, President
                                            Comdisco Ventures Division

                                     Address: 3000 Sand Hill Road
                                              Building 1, Suite 155
                                              Menlo Park, CA 94025

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                             CONCUR TECHNOLOGIES, INC.




                                     By:   /s/ S. Steven Singh
                                         --------------------------------
                                         S. Steven Singh, President

                                     Address: 6222 185th Avenue
                                              Redmond, WA 98052


INVESTOR:                            CAMBRIDGE TECHNOLOGY CAPITAL
                                     FUND I, L.P.

                                     By:  Cambridge Technology GPLP, L.P.
                                     By:  Cambridge Technology CGP, Inc.


                                     By:
                                         --------------------------------
                                         Barry Rosenbaum, Managing Director

                                     Address: 11512 El Camino Real, Suite 215
                                              San Diego, CA 92130-2046

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.

COMPANY:                             CONCUR TECHNOLOGIES, INC.



                                     By:
                                         --------------------------------
                                         S. Steven Singh, President

                                     Address: 6222 185th Avenue
                                              Redmond, WA  98052


INVESTOR:                            BRENTWOOD AFFILIATES FUND II, L.P.


                                     By: Brentwood VII Ventures, LLC
                                         Its General Partner


                                     By: /s/ Jeffrey Brody
                                         --------------------------------
                                         Managing Member

                                     Address:  3000 Sand Hill Road
                                               Building One, Suite 260
                                               Menlo Park, CA  94025-7068


                                     1.  /s/ Jeffrey Brody
                                         --------------------------------
                                         (Signature)
                                         Jeffrey Brody
                                         --------------------------------
                                         (Print Name)


                                     2.  /s/ Eric Chiu
                                         --------------------------------
                                         (Signature)
                                         Eric Chiu
                                         --------------------------------
                                         (Print Name)


                                     3.  /s/ James Mongiello
                                         --------------------------------
                                         (Signature)
                                         James Mongiello
                                         --------------------------------
                                         (Print Name)

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.

COMPANY:                             CONCUR TECHNOLOGIES, INC.



                                     By:   /s/ S. Steven Singh
                                         --------------------------------
                                         S. Steven Singh, President

                                     Address:  6222 185th Avenue
                                               Redmond, WA  98052

INVESTORS:

                                      /s/ S. Steven Singh
                                      --------------------------------
                                      S. Steven Singh


                                      /s/ Michael W. Hilton
                                      --------------------------------
                                      Michael W. Hilton


                                      /s/ Sterling Wilson
                                      --------------------------------
                                      Sterling Wilson


                                      /s/ J. Matsuo
                                      --------------------------------
                                      Jon Matsuo


                                      /s/ Rajeev Singh
                                      --------------------------------
                                      Raj Singh


                                      /s/ Fred Ingham
                                      --------------------------------
                                      Fred Ingham

                                      6222 185th Avenue NE
                                      Redmond, WA 98052

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.


COMPANY:                              CONCUR TECHNOLOGIES, INC.



                                      By:
                                      --------------------------------
                                      S. Steven Singh, President



INVESTOR:                             /s/ Jeffrey D. Brody
                                      --------------------------------
                                      Jeffrey D. Brody

                                      Address:  c/o Brentwood Venture Capital
                                                3000 Sand Hill Road
                                                Building 1, Suite 260
                                                Menlo Park, CA  94025



INVESTOR:                             /s/ Matthew P. Quilter
                                      --------------------------------
                                      Matthew P. Quilter

                                      Address: c/o Fenwick & West LLP
                                               Two Palo Alto Square
                                               Palo Alto, CA  94306

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.


COMPANY:                            CONCUR TECHNOLOGIES, INC.



                                    By:
                                        --------------------------------
                                        S. Steven Singh, President



INVESTORS:                              /s/ Steve Baloff
                                        --------------------------------

                                        Advanced Technology Ventures
                                        --------------------------------

                                        By: Steve Baloff
                                        --------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.


COMPANY:                                CONCUR TECHNOLOGIES, INC.



                                        By:
                                           --------------------------------
                                           S. Steven Singh, President



INVESTORS:                              Norwest Venture Partners VII, L.P.


                                        By: /s/ Kevin G. Hall
                                          --------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.


COMPANY:                                CONCUR TECHNOLOGIES, INC.



                                        By:
                                           --------------------------------
                                           S. Steven Singh, President

                                        Deverell Family Trust

INVESTORS:                              By: /s/ Michael Deverell
                                           --------------------------------


                                        Adele H. Deverell Irrevocable Trust
                                        -----------------------------------


                                        By: /s/ Michael Deverell
                                           --------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement.


COMPANY:                                CONCUR TECHNOLOGIES, INC.



                                        By:
                                            --------------------------------
                                            S. Steven Singh, President


INVESTORS:

INFORMATION TECHNOLOGY VENTURES, L.P.               ITV AFFILIATES FUND, L.P.,
a California limited partnership                    a California limited partnership

By:  ITV MANAGEMENT, LLC                            By:    ITV MANAGEMENT, LLC
     a California limited liability company                a California limited liability company
Title: General Partner                              Title: General Partner

By:  /s/ Mark Dubovoy                               By:    /s/ Mark Dubovoy
   --------------------                                    ----------------------
     Mark Dubovoy                                          Mark Dubovoy
Title: Principal Member                             Title: Principal Member


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                               --------------------------------
                                               S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052

INVESTORS:                                  Philippe Chouraki

                                            Shareholder


                                            By:  /s/ P. Chouraki
                                               --------------------------------


















                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                               --------------------------------
                                               S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052

INVESTORS:                                  Jeffrey J. Saenger
                                            --------------------------------


                                            --------------------------------

                                            By:  /s/ Jeffrey J. Saenger
                                               --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                               --------------------------------
                                                S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052

INVESTORS:                                  David J. Hanson
                                            --------------------------------


                                            --------------------------------

                                            By:  /s/ David J. Hanson
                                               --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                               --------------------------------
                                               S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052

INVESTORS:                                  Jerome E. Stanton
                                            --------------------------------


                                            --------------------------------

                                            By:  /s/ Jerome E. Stanton
                                               --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                    CONCUR TECHNOLOGIES, INC.



                                            By:
                                               --------------------------------
                                               S. Steven Singh, President

                                            Address: 6222 185th Avenue
                                                     Redmond, WA 98052

INVESTORS:                                  Jan Wesemann
                                            --------------------------------


                                            --------------------------------

                                            By:  /s/ Jan L. Wesemann
                                               --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                                 CONCUR TECHNOLOGIES, INC.



                                         By:
                                               --------------------------------
                                               S. Steven Singh, President

                                         Address: 6222 185th Avenue
                                                  Redmond, WA 98052

INVESTORS:                               Tadish Durbin
                                         --------------------------------


                                         --------------------------------

                                         By:  /s/ Tadish Durbin
                                               --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                               CONCUR TECHNOLOGIES, INC.



                                       By:
                                           --------------------------------
                                           S. Steven Singh, President

                                       Address: 6222 185th Avenue
                                                Redmond, WA 98052

INVESTORS:                             /s/ Jon T. Blankmeyer
                                       --------------------------------

                                       Co Founder Seeker Stockholder
                                       --------------------------------

                                       By:
                                          --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Information and Registration Rights Agreement as of the day and year first above written.

COMPANY:                      CONCUR TECHNOLOGIES, INC.



                              By:
                                  --------------------------------
                                  S. Steven Singh, President

                              Address: 6222 185th Avenue
                                       Redmond, WA 98052

INVESTORS:                    Kevin Hall, Trustee of Kevin Hall Revocable Trust
                              -------------------------------------------------


                              -------------------------------------------------

                              By:  /s/ Kevin Hall
                                   --------------------------------























                      [SIGNATURE PAGES OF INVESTORS FOLLOW]

                                   SCHEDULE A
             INVESTORS WHO ACQUIRE SHARES IN THE SEEKER ACQUISITION

-----------------------------------------------------------------------------------------
                                                                      Number of Shares of
Name                                                                  Concur Common Stock
----                                                                  -------------------
Advanced Technology Ventures IV, L.P.                                             585,777

-----------------------------------------------------------------------------------------
Jon T. Blankmeyer                                                                  77,933

-----------------------------------------------------------------------------------------
Brentwood Affiliates Fund, L.P.                                                     5,586

-----------------------------------------------------------------------------------------
Brentwood Associates VIII, L.P.                                                   527,783

-----------------------------------------------------------------------------------------
Philippe J. Chouraki                                                               36,144

-----------------------------------------------------------------------------------------
Michael G. Deverell, Trustee of the Adele H.
Deverell Irrevocable Trust                                                         35,981

-----------------------------------------------------------------------------------------
Michael G. Deverell, Trustee of the Deverell Family
Revocable Trust dated September 8, 1996                                            48,552

-----------------------------------------------------------------------------------------
Tadish C. Durbin                                                                   19,468

-----------------------------------------------------------------------------------------
Umang Gupta                                                                        11,188

-----------------------------------------------------------------------------------------
Kevin G. Hall,  Trustee of Kevin G. Hall Revocable Trust                           18,242

-----------------------------------------------------------------------------------------
David J. Hanson                                                                    36,755

-----------------------------------------------------------------------------------------
Information Technology Ventures, L.P.                                             570,559

-----------------------------------------------------------------------------------------
ITV Affiliates Fund, L.P.                                                          15,217

-----------------------------------------------------------------------------------------
Norwest Venture Partners VII L.P.                                                 468,229

-----------------------------------------------------------------------------------------
Platinum Venture Partners II, L.P.                                                 81,215

-----------------------------------------------------------------------------------------
Jeffrey Saenger                                                                     9,003

-----------------------------------------------------------------------------------------

                                   SCHEDULE A
             INVESTORS WHO ACQUIRE SHARES IN THE SEEKER ACQUISITION



Jerome E. Stanton                                                                  63,165

-----------------------------------------------------------------------------------------
Jan Wesemann                                                                       45,314

-----------------------------------------------------------------------------------------

                                   SCHEDULE B

                CONTINUING INVESTORS FROM THE PREVIOUS AGREEMENT


INVESTOR NAME & ADDRESS                              PREFERRED STOCK            NUMBER OF SHARES
-----------------------                              ---------------            ----------------
Brentwood Affiliates Fund II, L.P.                      Series E                         170,632
Brentwood Associates VI, L.P.                           Series A                       3,824,092
3000 Sand Hill Road                                     Series B                         781,250
Building One, Suite 260                                 Series C                         593,750
Menlo Park, CA  94025                                   Series D                         338,447
  Attn:  Jeffrey D. Brody

Jeffrey D. Brody                                        Series E                           9,678
c/o Brentwood Venture Capital
3000 Sand Hill Road
Building Two, Suite 290
Menlo Park, CA  94025-7068

Cambridge Technology Capital Fund I, L.P.               Series E                         161,290
11512 El Camino Real, Suite 215
San Diego, CA  92130-2046
  Attn:  Barry Rosenbaum
  Managing Director

Eric Chiu                                               Series E                           3,226
c/o Brentwood Venture Capital
3000 Sand Hill Road
Building Two, Suite 290
Menlo Park, CA  94025-7068

Comdisco, Inc.                                          Series D                         106,165
3000 Sand Hill Road                                     Series E                          80,645
Building One, Suite 155
Menlo Park, CA  94025
  Attn:  James P. Labe

Hambrecht & Quist California                            Series E                          51,614
One Bush Street
San Francisco, CA  94104
  Attn:  Jeff Fulcher

Michael W. Hilton                                       Series C                         175,975
c/o Portable Software Corporation                       Series E                           9,678
6222 185th Avenue, NE
Redmond, WA  98052

Fred Ingham                                             Series E                           6,425
c/o Portable Software Corporation
6222 185th Avenue, NE
Redmond, WA  98052

INVESTOR NAME & ADDRESS                              PREFERRED STOCK            NUMBER OF SHARES
-----------------------                              ---------------            ----------------
Institutional Venture Management VII, LP                Series C                          75,000
3000 Sand Hill Road                                     Series D                           6,510
Building Two, Suite 290                                 Series E                           3,605
Menlo Park, CA  94025
  Attn:  Norman A. Fogelsong

Institutional Venture Partners VII, LP                  Series C                       4,750,000
3000 Sand Hill Road                                     Series D                         307,584
Building Two, Suite 290                                 Series E                         174,821
Menlo Park, CA  94025
  Attn:  Norman A. Fogelsong

IVP Founders Fund I, L.P.                               Series C                          75,000
3000 Sand Hill Road                                     Series D                          11,392
Building Two, Suite 290                                 Series E                           1,802
Menlo Park, CA  94025
  Attn:  Norman A. Fogelsong

Andrew Kearns                                           Series E                             806
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

Jon Matsuo                                              Series E                           6,452
c/o Portable Software Corporation
6222 185th Avenue, NE
Redmond, WA  98052

Mayfield Associates Fund III                            Series C                         156,250
2800 Sand Hill Road, Suite 250                          Series D                         100,914
Menlo Park, CA  94025                                   Series E                           8,734
  Attn:  Mike Levinthal

Mayfield VIII                                           Series C                       2,968,750
2800 Sand Hill Road, Suite 250                          Series D                       1,917,359
Menlo Park, CA  94025                                   Series E                         165,949
  Attn:  Mike Levinthal

James Mongiello                                         Series E                           3,226
c/o Brentwood Venture Capital
3000 Sand Hill Road
Building Two, Suite 290
Menlo Park, CA  94025-7068

Cristina M. Morgan                                      Series E                           6,613
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

Matthew P. Quilter                                      Series E                           3,226

INVESTOR NAME & ADDRESS                              PREFERRED STOCK            NUMBER OF SHARES
-----------------------                              ---------------            ----------------
c/o Fenwick & West LLP
Two Palo Alto Square
Palo Alto, CA  94306

Daniel H. Rimer                                         Series E                           4,839
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94104

RRE Investors, L.P.                                     Series E                       1,040,218
RRE Investors Fund, L.P.                                Series E                         572,685
126 East 56th Street
New York, NY  10022
  Attn:  Andrew L. Zalasin

Second Ventures II, L.P.                                Series B                         410,156
2180 Sand Hill Road, Suite 300                          Series C                          65,625
Menlo Park, CA  94025                                   Series D                          41,999

The Schuster Revocable Trust                            Series C                          31,250
  dtd 2/10/95
c/o Brentwood Venture Capital
3000 Sand Hill Road
Bldg. One, Suite 260
Menlo Park, CA  94025-7068

Rajeev Singh                                            Series E                           6,452
c/o Portable Software Corporation
6222 185th Avenue, NE
Redmond, WA  98052

S. Steven Singh                                         Series C                         161,326
c/o Portable Software Corporation                       Series E                           9,678
6222 185th Avenue, NE
Redmond, WA  98052

USVP Entrepreneur Partners II, L.P.                     Series B                         117,188
2180 Sand Hill Road, Suite 300                          Series C                          18,750
Menlo Park, CA  94025                                   Series D                          12,000

U.S. Venture Partners IV, L.P.                          Series B                       3,378,906
2180 Sand Hill Road, Suite 300                          Series C                         540,625
Menlo Park, CA  94025                                   Series D                         345,987

Sterling Wilson                                         Series E                           6,452
c/o Portable Software Corporation
6222 185th Avenue, NE
Redmond, WA  98052

American Express Travel Related Services                Series E                       1,612,903
Company, Inc.

INVESTOR NAME & ADDRESS                              PREFERRED STOCK            NUMBER OF SHARES
-----------------------                              ---------------            ----------------
American Express Tower                                  Series E                       1,612,903
3 World Financial Center
New York, NY 10283-4909